                        ANNUAL REPORT--NOVEMBER 14, 1996
--------------------------------------------------------------------------------

                   DEAR SHAREHOLDER,

                         We are pleased to present you with the
                   annual report for Investment Grade Municipal
                   Income Fund Inc. (the "Fund") for the year ended September 30, 1996.

                   GENERAL MARKET OVERVIEW

                         After exceptional performance during most
                   of 1995, 1996 to date has been difficult for fixed income investors. Accelerating economic growth, reflected in strong employment, retail sales and investment spending numbers, as well as a surprisingly robust housing sector, combined to convince the market that, contrary to initial expectations, the Federal Reserve Board (the "Fed") would not move to ease interest rates. The change in sentiment was clearly reflected in the 30-year U.S. Treasury bond, the benchmark of bond market performance, as its yield increased from 5.95% on December 29, 1995, to 6.75% by August 31, 1996 (when bond yields increase, bond prices decrease). These events established a pattern for the remainder of the period, as ongoing economic reports portraying the economy as growing too rapidly continued to unsettle a jittery bond market. August proved the exception, bringing a glimmer of hope to the market; this was short-lived, however, as disappointing economic reports emerged over the last few trading days of the month.

                   THE MUNICIPAL MARKET

                         While concerns over a flat tax early in the
                   fiscal year cast a shadow over the municipal market, over the past few months the presidential campaign rendered these fears nearly nonexistent. Neither candidate focused heavily upon the topic of tax restructuring, at least not to the extent that it substantially impacted the municipal bond market.

                         Adding to the positive municipal
                   environment in recent months was the fact that municipals outperformed Treasuries, rising 60 basis points to hit their high yields in mid-June, then rallying by 25 basis points as of August 31, 1996. Also contributing to their attractiveness was the continued slowdown in the supply of new municipal issues; with fewer bonds being issued, demand increased relative to supply, thereby elevating the price of

               -----------------------------------------------------------------
                  PORTFOLIO REVIEW

                   existing bonds. As of September 30, 1996, high-quality, long-term municipal bonds were yielding an average of 80% of comparable maturity Treasury bonds.

                         Going forward, we anticipate that any
                   remaining flat tax concerns will continue to subside and expect that any tax reform proposals will not seriously impact municipals. We believe that municipal bonds will continue to enjoy tax-exemption, while other asset classes will still be subject to taxes. Moreover, we expect that municipal bonds will continue to stay on an even keel relative to Treasuries, and that new issue supply should continue to remain low and demand for supply constant.

                   PORTFOLIO REVIEW

                         The Fund's total return for the 12 months
                   ended September 30, 1996, based on the Fund's common stock net asset value was 8.33%, while the Fund's total return for the same time period based on the Fund's common stock market value was 12.03%. As of September 30, 1996, the Fund's net asset value per share was $16.11, and its share price on the New York Stock Exchange was $13.63

                         The Fund paid dividends from net investment
                   income to common shareholders, which totalled $0.90 per share of common stock during the 12 months ended September 30, 1996. The Fund has paid a monthly dividend of $0.0750 per share of common stock since July 1995. Given the current interest rate environment, we anticipate that the monthly dividend will remain unchanged for the remainder of 1996.

                         The Fund's dividends benefited from
                   declining short-term interest rates during the 12 months ended September 30, 1996. As short-term rates decreased, the benefit derived from the Fund's Auction Preferred Shares ("APS") increased. As you know, the Fund's dividends have benefited in the past from the use of leverage through the issuance of APS. That is, by investing the proceeds of the APS offering in longer-term municipal bonds, the Fund has been able to earn a spread--the difference between short- and long-term interest rates--over the rate paid on the APS, which is a short-term rate. The amount of the spread, after paying the costs attributable to

               -----------------------------------------------------------------
                  PORTFOLIO REVIEW

                   the APS, increases the dividends payable to individual shareholders. As always, our goal is to provide the best use of leverage for the Fund to individual shareholders.

                         As of September 30, 1996, the Fund was
                   fully invested in long-term municipal securities with an average maturity of 21.1 years and was fully diversified. Using the higher of Moody's Investors Service, Inc. or Standard & Poor's ratings, the rating mix in the portfolio as of September 30, 1996 (as a percentage of portfolio investments) was as follows:

                   EDGAR REPRESENTATION OF DATA POINTS USED IN
                   PRINTED GRAPHIC

AAA or Aaa       34.3%
AA or Aa         31.6%
A or A           25.9%
BBB or Baa        5.2%
SP1 or MIG1       1.8%
A1 or P1          1.2%

                         The largest percentages of the Fund's net
                   assets as of September 30, 1996, were invested in securities of Illinois, 14.8%; New York, 13.4%; and Texas, 12.5%. As of September 30, 1996 three of the largest sector holdings were Water Revenue, 17.7%; Power Revenue, 16.9%; and Hospital Revenue, 13.8%.

                         Going forward, we see opportunities in
                   select spots on the yield curve, specifically issues in the fifteen to twenty year maturity range. We intend to diversify across the yield curve and the credit spectrum and increase the structural variety of bonds included in the portfolio. These three diversification strategies should offer greater return potential without increasing risk.

               -----------------------------------------------------------------
                  PORTFOLIO REVIEW

                         One final note--in October, 1996, Cynthia
                   Bow assumed co-portfolio management
                   responsibilities for the Fund, joining existing portfolio manager and Senior Vice President in charge of all municipal investments, Elbridge
                   (Ebby) T. Gerry III. Ms. Bow, who has been with Mitchell Hutchins since 1982, is a vice president and portfolio manager. She is also a vice president of two investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

                         Our ultimate objective in managing your
                   investments is to help you successfully meet your financial goals. We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,

         [SIGNATURE]                      [SIGNATURE]
MARGO ALEXANDER                           ELBRIDGE T. GERRY III
President,                                Senior Vice President,
Mitchell Hutchins Asset Management        Mitchell Hutchins Asset Management
Inc.                                      Inc.
                                          Portfolio Manager,
                                          Investment Grade Municipal Income Fund
                                          Inc.

           [SIGNATURE]

CYNTHIA BOW
Portfolio Manager,
Investment Grade Municipal
Income Fund Inc.

                                     INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

               PORTFOLIO OF INVESTMENTS                       SEPTEMBER 30, 1996

PRINCIPAL                                       MOODY'S
 AMOUNT                                         RATING       S&P RATING
  (000)                                       (UNAUDITED)    (UNAUDITED)       MATURITY DATES      INTEREST RATES      VALUE
---------                                     -----------    -----------    --------------------   --------------   ------------
LONG-TERM MUNICIPAL BONDS - 95.32%
ALASKA - 2.89%
 $ 6,540     Valdez Marine Terminal
               British Petroleum Co.
               Sohio Pipeline Project......       Aa3            AA               12/01/25             7.000%       $  7,123,957
                                                                                                                    ------------
CALIFORNIA - 1.45%
   3,500     California Public Works Board
               California State
               University..................        A              A               09/01/16             6.250           3,575,985
                                                                                                                    ------------
COLORADO - 0.64%
   1,500     Denver City & County
               Excise Tax Revenue Bonds
               (MBIA Insured)..............       Aaa            AAA              09/01/14             6.500           1,570,695
                                                                                                                    ------------
CONNECTICUT - 4.04%
   9,650     Connecticut Housing Finance
               Authority...................       Aa             AA         05/15/14 to 11/15/23   6.200 to 6.750      9,979,248
                                                                                                                    ------------
GEORGIA - 0.21%
     500     Municipal Electric Authority
               of Georgia..................        A              A               01/01/16             6.375             510,050
                                                                                                                    ------------
ILLINOIS - 14.79%
   1,000     Illinois Educational
               Facilities
               Authority--Northwestern
               University (Pre-refunded
               with U.S. Government
               Securities to 12/01/01 @
               $102).......................        A             AA               12/01/21             6.900           1,117,040
   3,000     Illinois Health Facilities
               Authority--Glen Oaks
               Hospital....................      Baa1            BBB              11/15/19             7.000           3,077,460
   3,000     Illinois Health Facilities
               Authority--Hinsdale
               Hospital....................      Baa1            BBB              11/15/19             7.000           3,079,530
   1,890     Illinois Toll & Highway
               Authority (FGIC Insured)....       Aaa            AAA              01/01/16             6.200           1,967,717
   7,380     Chicago Gas Supply People's
               Gas.........................       Aa3            AA-              03/01/15             6.875           7,917,116
   4,000     Chicago Water Works...........       A1             AA-              11/15/19             6.000           4,008,680
  11,600     Metropolitan Pier & Exposition
               Authority...................        A             AAA              06/15/27             6.500          12,739,816
   2,650     University of Illinois........       Aa             AA-              04/01/22             5.750           2,601,346
                                                                                                                    ------------
                                                                                                                      36,508,705
                                                                                                                    ------------
INDIANA - 10.77%
   6,750     Indiana Transportation
               Financing Authority.........        A             BBB              11/01/16             6.250           6,891,075
   6,000     Indianapolis Gas Utility
               (FGIC Insured)..............       Aaa            AAA              06/01/23             6.200           6,206,280
   2,000     Indianapolis Local Public
               Improvement Bond Bank.......       Aa             AA-              07/01/10             6.000           2,082,620
   4,000     Marion County Hospital
               Authority--Methodist
               Hospital of Indiana.........       Aa             AA-              09/01/13             6.500           4,195,600
   5,725     Petersburg County Pollution
               Control--Indianapolis Power
               & Light Company.............       Aa2            AA-              12/01/24             6.625           6,109,262
   1,000     Purdue University.............       Aa             AA-              07/01/15             6.700           1,087,320
                                                                                                                    ------------
                                                                                                                      26,572,157
                                                                                                                    ------------

                                     INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

PRINCIPAL                                       MOODY'S
 AMOUNT                                         RATING       S&P RATING
  (000)                                       (UNAUDITED)    (UNAUDITED)       MATURITY DATES      INTEREST RATES      VALUE
---------                                     -----------    -----------    --------------------   --------------   ------------
LONG-TERM MUNICIPAL BONDS - (CONTINUED)
KENTUCKY - 3.28%
 $ 7,750     Boone County Pollution
               Control--Dayton Power &
               Light Co....................       Aa3            AA-              11/15/22             6.500%       $  8,100,455
                                                                                                                    ------------
MASSACHUSETTS - 7.42%
   8,500     Massachusetts Bay
               Transportation Authority....       A1             A+               03/01/23             6.100           8,646,370
   6,000     Massachusetts Water Resources
               Authority (Pre-refunded with
               U.S. Government Securities
               to 07/15/02 @ $102).........       Aaa            AAA              07/15/21             6.500           6,636,420
   2,750     Massachusetts Water Resources
               Authority (Pre-refunded with
               U.S. Government Securities
               to 12/01/01 @ $102).........       Aaa            AAA              12/01/19             6.500           3,025,880
                                                                                                                    ------------
                                                                                                                      18,308,670
                                                                                                                    ------------
NEVADA - 2.97%
   6,750     Clark County Pollution Control
               Nevada Power (FGIC
               Insured)....................       Aaa            AAA              06/01/19             6.600           7,323,075
                                                                                                                    ------------
NEW YORK - 12.30%
   6,000     New York State Local
               Government Assistance
               Corp........................        A              A               04/01/21             6.250           6,180,720
   5,350     New York State Local
               Government Assistance Corp.
               (Pre-refunded with U.S.
               Government Securities to
               04/01/02 @ $102)............       Aaa            AAA              04/01/21             6.750           5,967,551
   1,500     New York State Medical Care
               Facilities (FHA Insured)....       Aa             AAA              02/15/31             6.600           1,583,685
   6,150     New York City General
               Obligation..................      Baa1           BBB+        02/01/16 to 08/01/17       7.000           6,524,032
  10,070     New York City Municipal Water
               Finance.....................        A             A-         06/15/17 to 06/15/21   6.000 to 6.250     10,092,588
                                                                                                                    ------------
                                                                                                                      30,348,576
                                                                                                                    ------------
NORTH CAROLINA - 2.14%
   2,700     North Carolina Eastern
               Municipal Power Agency......        A            BBB+              01/01/21             6.400           2,711,664
   2,550     North Carolina Municipal Power
               Agency--Catawba Electric
               Revenue.....................        A             A-               01/01/17             6.250           2,561,093
                                                                                                                    ------------
                                                                                                                       5,272,757
                                                                                                                    ------------
PENNSYLVANIA - 0.48%
   1,190     Philadelphia Hospitals and
               Higher Educational
               Facilities Authority
               Chestnut Hill Hospital......      Baa1            A-               11/15/22             6.500           1,189,738
                                                                                                                    ------------
RHODE ISLAND - 2.56%
   6,175     Rhode Island Housing
               Finance.....................       Aa             AA+              04/01/27             6.500           6,313,876
                                                                                                                    ------------

                                     INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

PRINCIPAL                                       MOODY'S
 AMOUNT                                         RATING       S&P RATING
  (000)                                       (UNAUDITED)    (UNAUDITED)       MATURITY DATES      INTEREST RATES      VALUE
---------                                     -----------    -----------    --------------------   --------------   ------------
LONG-TERM MUNICIPAL BONDS - (CONCLUDED)
SOUTH CAROLINA - 4.95%
 $ 5,035     South Carolina Public Service
               Authority--Santee Cooper
               (Pre-refunded with U.S.
               Government Securities to
               07/01/02 @ $102)............       Aaa            AAA              07/01/31             6.625%       $  5,599,272
   6,290     Richland County Pollution
               Control--Union Camp Project
               Series C....................       A1             A-               11/01/20             6.550           6,626,767
                                                                                                                    ------------
                                                                                                                      12,226,039
                                                                                                                    ------------
TEXAS - 12.46%
   5,000     Texas Health Facilities
               Development Corp.--All
               Saints Episcopal Hospital
               (MBIA Insured)..............       Aaa            AAA              08/15/22             6.250           5,192,600
   4,000     Coastal Bend Health Facilities
               Incarnate Word Health System
               (AMBAC Insured).............       Aaa            AAA              01/01/17             6.300           4,185,280
   4,750     Harris County Subordinated
               Lien Revenue................       Aa             AA               08/01/14             6.750           5,156,220
     915     Harris County Toll Road
               Authority
               Senior Lien (AMBAC
               Insured)....................       Aaa            AAA              08/15/17             6.500             984,165
   1,000     Houston Water & Sewer
               System......................        A              A               12/01/14             6.375           1,037,550
   6,575     Houston Water & Sewer System
               (AMBAC Insured).............       Aaa            AAA              12/01/17             6.375           6,883,696
   6,750     Sabine River Authority
               Pollution Control (FGIC
               Insured)....................       Aaa            AAA              10/01/22             6.550           7,317,540
                                                                                                                    ------------
                                                                                                                      30,757,051
                                                                                                                    ------------
VIRGINIA - 4.35%
   4,500     Virginia Beach Development
               Authority--Sentara Bayside
               Hospital....................       Aa             AA               11/01/21             6.300           4,579,290
   5,815     Virginia Transportation Board
               Revenue--Route 28 Project...       Aa             AA               04/01/18             6.500           6,168,552
                                                                                                                    ------------
                                                                                                                      10,747,842
                                                                                                                    ------------
WASHINGTON - 4.81%
   4,500     Metropolitan Seattle Sewer
               (MBIA Insured)..............       Aaa            AAA              01/01/33             6.300           4,678,290
   6,625     Metropolitan Seattle Sewer
               (Pre-refunded with U.S.
               Government Securities to
               01/01/00 @ $102)............       Aaa            AAA              01/01/31             6.875           7,201,772
                                                                                                                    ------------
                                                                                                                      11,880,062
                                                                                                                    ------------
WISCONSIN - 2.81%
   6,750     Wisconsin Health and
               Educational Facilities
               Authority--Sisters of
               Sorrowful Mother Health Care
               System (MBIA Insured).......       Aaa            AAA              06/01/20             6.250           6,947,843
                                                                                                                    ------------
TOTAL LONG-TERM MUNICIPAL BONDS
  (cost--$222,318,496).....................                                                                          235,256,781
                                                                                                                    ------------

                                     INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

PRINCIPAL                                       MOODY'S
 AMOUNT                                         RATING       S&P RATING
  (000)                                       (UNAUDITED)    (UNAUDITED)       MATURITY DATES      INTEREST RATES      VALUE
---------                                     -----------    -----------    --------------------   --------------   ------------
SHORT-TERM MUNICIPAL NOTES - 3.00%
ARIZONA - 0.24%
 $   600     Phoenix General Obligation
               Bonds*......................      VMIG1          A-1+              10/01/96             3.950%       $    600,000
                                                                                                                    ------------
FLORIDA - 0.37%
     900     Hillsborough County Pollution
               Control*....................      VMIG1          A-1+              10/01/96             3.900             900,000
                                                                                                                    ------------
NEW YORK - 1.13%
     200     New York City Series A*.......      VMIG1          A-1+              10/01/96             3.950             200,000
   1,600     New York City Series B*.......      VMIG1          A-1+              10/01/96         3.700 to 3.950      1,600,000
     700     New York City Series E*.......      VMIG1          A-1+              10/01/96             3.900             700,000
     300     New York State Energy Research
               and Development Authority
               Pollution Control
               Revenue*....................      VMIG1          A-1+              10/01/96             3.800             300,000
                                                                                                                    ------------
                                                                                                                       2,800,000
                                                                                                                    ------------
WYOMING - 1.26%
   3,100     Lincoln County Pollution
               Control*....................       P-1           A-1+              10/01/96             4.000           3,100,000
                                                                                                                    ------------
TOTAL SHORT-TERM MUNICIPAL NOTES
  (cost--$7,400,000).......................                                                                            7,400,000
                                                                                                                    ------------
TOTAL INVESTMENTS
  (cost--$229,718,496)--98.32%.............                                                                          242,656,781
Other assets in excess of
liabilities--1.68%.........................                                                                            4,147,035
                                                                                                                    ------------
NET ASSETS--100.00%........................                                                                         $246,803,816
                                                                                                                    ------------
                                                                                                                    ------------

------------------------------
* Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates; the interest rates shown are the current rates as of September 30, 1996.

AMBAC -- American Municipal Bond Assurance Corporation

FGIC -- Financial Guaranty Insurance Company

FHA -- Federal Housing Authority

MBIA -- Municipal Bond Investors Assurance

                 See accompanying notes to financial statements

                                     INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

               STATEMENT OF ASSETS AND LIABILITIES            SEPTEMBER 30, 1996

ASSETS
Investments in securities, at value (cost--$229,718,496)............................................  $242,656,781
Cash................................................................................................        72,058
Interest receivable.................................................................................     4,372,719
Deferred organizational expenses....................................................................        42,270
                                                                                                      ------------
Total assets........................................................................................   247,143,828
                                                                                                      ------------
LIABILITIES
Payable to investment adviser and administrator.....................................................       130,285
Dividends payable to preferred shareholders.........................................................       126,322
Accrued expenses and other liabilities..............................................................        83,405
                                                                                                      ------------
Total liabilities...................................................................................       340,012
                                                                                                      ------------
NET ASSETS
Auction Preferred Shares Series A & B--1,600 non-participating shares authorized,
  issued and outstanding; $0.001 par value; $50,000 liquidation value...............................    80,000,000
                                                                                                      ------------
Common Stock--$0.001 par value; total authorized shares--199,998,400; 10,356,667 shares
  issued and outstanding............................................................................   153,674,140
Undistributed net investment income.................................................................       641,761
Accumulated net realized losses from investment transactions........................................      (450,370)
Net unrealized appreciation of investments..........................................................    12,938,285
                                                                                                      ------------
Net assets applicable to common shareholders........................................................   166,803,816
                                                                                                      ------------
Total net assets....................................................................................  $246,803,816
                                                                                                      ------------
                                                                                                      ------------
Net asset value per common share ($166,803,816 applicable to 10,356,667 common shares
  outstanding)......................................................................................        $16.11
                                                                                                      ------------
                                                                                                      ------------

                 See accompanying notes to financial statements

                                     INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

               STATEMENT OF OPERATIONS     FOR THE YEAR ENDED SEPTEMBER 30, 1996

INVESTMENT INCOME:
Interest............................................................................................  $14,796,367
                                                                                                      -----------

EXPENSES:
Investment advisory and administration..............................................................    2,208,189
Auction Preferred Shares expenses...................................................................      274,029
Custody and accounting..............................................................................      110,842
Legal and audit.....................................................................................       68,902
Reports and notices to shareholders.................................................................       67,787
Amortization of organizational expenses.............................................................       38,372
Transfer agency and service fees....................................................................       22,861
Directors' fees.....................................................................................       12,250
Other expenses......................................................................................       23,922
                                                                                                      -----------
                                                                                                        2,827,154
Less: Fee waivers from adviser......................................................................     (613,386)
                                                                                                      -----------
Net expenses........................................................................................    2,213,768
                                                                                                      -----------
NET INVESTMENT INCOME...............................................................................   12,582,599
                                                                                                      -----------

REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES:
Net realized gains from investment transactions.....................................................      --
Net change in unrealized appreciation/depreciation of investments...................................    3,503,278
                                                                                                      -----------

NET REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES........................................    3,503,278
                                                                                                      -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................................  $16,085,877
                                                                                                      -----------
                                                                                                      -----------

                 See accompanying notes to financial statements

                                     INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

               STATEMENT OF CHANGES IN NET ASSETS

                                                                                        FOR THE YEARS
                                                                                     ENDED SEPTEMBER 30,
                                                                                  --------------------------
                                                                                      1996          1995
                                                                                  ------------  ------------
FROM OPERATIONS:
Net investment income...........................................................  $ 12,582,599  $ 12,211,758
Net realized losses from investment transactions................................       --           (447,179)
Net change in unrealized appreciation/depreciation of investments...............     3,503,278    11,192,984
                                                                                  ------------  ------------
Net increase in net assets resulting from operations............................    16,085,877    22,957,563
                                                                                  ------------  ------------

DIVIDENDS FROM:
Net investment income--common stockholders......................................    (9,321,000)   (9,323,071)
Net investment income--preferred stockholders...................................    (2,866,596)   (3,134,892)
                                                                                  ------------  ------------
Total dividends to stockholders.................................................   (12,187,596)  (12,457,963)
                                                                                  ------------  ------------

Net increase in net assets......................................................     3,898,281    10,499,600

NET ASSETS:
Beginning of year...............................................................   242,905,535   232,405,935
                                                                                  ------------  ------------
End of year (including undistributed net investment income of $641,761 and
  $246,758, respectively).......................................................  $246,803,816  $242,905,535
                                                                                  ------------  ------------
                                                                                  ------------  ------------

                 See accompanying notes to financial statements

                                     INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

               STATEMENT OF CASH FLOWS     FOR THE YEAR ENDED SEPTEMBER 30, 1996

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received...................................................................................  $14,770,735
Expenses paid (net of fee waivers)..................................................................   (2,284,936)
Purchase of short-term portfolio investments, net...................................................     (300,000)
                                                                                                      -----------
Net cash provided by operating activities...........................................................   12,185,799
                                                                                                      -----------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
Dividends paid from net investment income to common stockholders....................................   (9,321,000)
Dividends paid from net investment income to preferred stockholders.................................   (2,869,456)
                                                                                                      -----------
Net cash used for financing activities..............................................................  (12,190,456)
                                                                                                      -----------
NET DECREASE IN CASH................................................................................       (4,657)
CASH AT BEGINNING OF YEAR...........................................................................       76,715
                                                                                                      -----------
CASH AT END OF YEAR.................................................................................  $    72,058
                                                                                                      -----------
                                                                                                      -----------
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY
  OPERATING ACTIVITIES:
Net increase in net assets resulting from operations................................................  $16,085,877
                                                                                                      -----------
Increase in investments, at value...................................................................   (3,831,243)
Decrease in interest receivable.....................................................................        2,333
Amortization of deferred organizational expenses....................................................       38,372
Increase in payable to investment adviser and administrator.........................................          442
Decrease in accrued expenses and other liabilities..................................................     (109,982)
                                                                                                      -----------
Total adjustments...................................................................................   (3,900,078)
                                                                                                      -----------
Net cash provided by operating activities...........................................................  $12,185,799
                                                                                                      -----------
                                                                                                      -----------

                 See accompanying notes to financial statements

                NOTES TO FINANCIAL STATEMENTS

             ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

             Investment Grade Municipal Income Fund Inc. (the "Fund") was incorporated in Maryland on August 6, 1992, and is registered with the Securities and Exchange Commission as a closed-end diversified management investment company. Organizational costs have been deferred and are being amortized on the straight line method over a period not to exceed 60 months from the date the Fund commenced operations.

             The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

             VALUATION OF INVESTMENTS - Where market quotations are readily available, portfolio securities are valued thereon, provided such quotations adequately reflect the fair value of the securities, in the judgment of Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated, investment adviser and administrator of the Fund. When market quotations are not readily available, securities are valued based upon appraisals received from a pricing service which utilizes a computerized matrix pricing system, or based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by or under the direction of the Fund's board of directors. The amortized cost method of valuation, which approximates market value, is used to value certain debt obligations with 60 days or less remaining to maturity, unless the Fund's board of directors determines that this does not represent fair value.

             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of securities.

             DIVIDENDS AND DISTRIBUTIONS - The Fund intends to pay monthly cash dividends to common stockholders at a level rate that over time will result in the distribution of all of the Fund's net investment income remaining after the payment of dividends on any outstanding preferred stock. Dividends and distributions to common stockholders are recorded on the ex-dividend date. Dividends to preferred stockholders are accrued daily. Dividends from net investment income and distributions from realized capital gains from investment transactions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

             CONCENTRATION OF RISK

             The Fund follows an investment policy of investing primarily in municipal obligations of various states. Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by the Fund.

             INVESTMENT ADVISER AND ADMINISTRATOR

             The Fund's board of directors has approved an investment advisory and administration contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, Mitchell Hutchins receives compensation from the Fund, computed weekly and paid monthly, at the annual rate of 0.90% of the Fund's average weekly net assets. For the year ended September 30, 1996, Mitchell Hutchins voluntarily waived $613,386 in investment advisory and administration fees from the Fund.

             INVESTMENTS IN SECURITIES

             For federal income tax purposes, the cost of securities owned at September 30, 1996, was substantially the same as the cost of securities for financial statement purposes.

             At September 30, 1996, the components of the net unrealized appreciation of investments were as follows:

Gross appreciation (from investments having an
 excess of value over cost)......................  $12,938,285
Gross depreciation (from investments having an
 excess of cost over value)......................      --
                                                   ----------
Net unrealized appreciation of investments.......  $12,938,285
                                                   ----------
                                                   ----------

             FEDERAL TAX STATUS

             The Fund intends to distribute substantially all of its tax-exempt income and any taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

             At September 30, 1996, the Fund had a net capital loss carryforward of $450,370 which is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire by September 30, 2004. To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

             CAPITAL STOCK

             COMMON STOCK--There are 199,998,400 shares of $0.001 par value common stock authorized. Of the 10,356,667 common shares outstanding, 7,124 shares are owned by Mitchell Hutchins.

             AUCTION PREFERRED SHARES--The Fund has issued 800 shares of Auction Preferred Shares Series A and 800 shares of Auction Preferred Shares Series B, which are referred to herein collectively as the "APS." All shares of each series of APS have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.

             Dividends, which are cumulative, are generally reset every 28 days for APS Series A and 90 days for APS Series B. Dividend rates ranged from 3.25% to 4.05% for the year ended September 30, 1996.

             The Fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

             The APS are entitled to one vote per share and, unless otherwise required by law, will vote with holders of common stock as a single class, except that the preferred shares will vote separately as a class on certain matters, as required by law. The holders of the preferred shares have the right to elect two directors of the Fund.

                                     INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD IS PRESENTED BELOW:

                                                                                                            FOR THE
                                                                                                            PERIOD
                                                                                                          NOVEMBER 6,
                                                                              FOR THE YEARS ENDED            1992+
                                                                                 SEPTEMBER 30,              THROUGH
                                                                        -------------------------------  SEPTEMBER 30,
                                                                          1996       1995       1994         1993
                                                                        ---------  ---------  ---------  -------------
Net asset value, beginning of period..................................  $   15.73  $   14.72  $   17.04    $   15.00
                                                                        ---------  ---------  ---------  -------------
Net investment income.................................................       1.21       1.18       1.17         0.94
Net realized and unrealized gains (losses) from investments...........       0.35       1.03      (2.28)        2.13
                                                                        ---------  ---------  ---------  -------------
Net increase (decrease) from investment operations....................       1.56       2.21      (1.11)        3.07
                                                                        ---------  ---------  ---------  -------------
Dividends from net investment income to:
  Common stockholders.................................................      (0.90)     (0.90)     (0.98)       (0.73)
  Common share equivalent of dividends paid to preferred
   stockholders.......................................................      (0.28)     (0.30)     (0.21)       (0.14)
Distributions from net realized gains from investment transactions....     --         --          (0.02)      --
                                                                        ---------  ---------  ---------  -------------
Total dividends and distributions to stockholders.....................      (1.18)     (1.20)     (1.21)       (0.87)
                                                                        ---------  ---------  ---------  -------------
Underwriting and offering costs incurred with the preferred stock
  offering charged to common stock....................................     --         --         --            (0.16)
                                                                        ---------  ---------  ---------  -------------
Net asset value, end of period........................................  $   16.11  $   15.73  $   14.72    $   17.04
                                                                        ---------  ---------  ---------  -------------
                                                                        ---------  ---------  ---------  -------------
Per share market value, end of period.................................  $   13.63  $   13.00  $   12.38    $   15.63
                                                                        ---------  ---------  ---------  -------------
                                                                        ---------  ---------  ---------  -------------
Total investment return(1)............................................      12.03%     12.63%    (15.21)%        9.10%
                                                                        ---------  ---------  ---------  -------------
                                                                        ---------  ---------  ---------  -------------
Ratios to average net assets attributable to common shares:
  Total expenses, net of waivers from adviser.........................       1.34%      1.69%      1.70%        1.55%*
  Total expenses, before waivers from adviser.........................       1.71%      1.82%      1.70%        1.55%*
  Net investment income before preferred stock dividends..............       7.61%      7.87%      7.32%        6.55%*
  Preferred stock dividends...........................................       1.73%      2.02%      1.33%        0.95%*
  Net investment income available to common stockholders..............       5.88%      5.85%      5.99%        5.60%*
Supplemental data:
  Net assets, end of period (000's)...................................  $ 246,804  $ 242,906  $ 232,406  $   256,466
  Portfolio turnover rate.............................................          0%         7%         0%           6%
  Asset coverage per share of preferred stock, end of period..........  $ 154,252  $ 151,816  $ 145,254  $   160,291

------------------------------
 + Commencement of operations

 * Annualized

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported and assuming reinvestment of dividends and other distributions to common stockholders at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return for periods of less than one year has not been annualized. Total investment return does not reflect brokerage commissions.

                                     INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

                  REPORT OF INDEPENDENT ACCOUNTANTS

             To the Stockholders and Board of Directors of Investment Grade Municipal Income Fund Inc.

             In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Investment Grade Municipal Income Fund (the "Fund") at September 30, 1996, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period November 6, 1992 (commencement of operations) through September 30, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

             PRICE WATERHOUSE LLP
             1177 Avenue of the Americas
             New York, New York 10036

             November 20, 1996

                                     INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

                  TAX INFORMATION

             We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (September 30, 1996), as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that all dividends paid during the fiscal year were federal tax-exempt interest dividends.

             The Fund did not invest in any securities which paid interest subject to the federal alternative minimum tax for individual taxpayers during its fiscal year. Therefore, none of the dividends paid by the Fund were subject to such tax.

             Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1996. The second notification, which reflects the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1997. Stockholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

                                     INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

                  GENERAL INFORMATION

                  THE FUND

             Investment Grade Municipal Income Fund Inc. (the "Fund") is a diversified closed-end management investment company whose shares trade on the New York Stock Exchange, Inc. ("NYSE"). The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned subsidiary of PaineWebber Incorporated, which has over $43 billion in assets under management as of October 31, 1996.

                  SHAREHOLDER INFORMATION

             The Fund's NYSE trading symbol is "PPM." Weekly comparative net asset value and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each week in BARRON'S, as well as in numerous other newspapers.

             A special meeting of shareholders was held on April 11, 1996, at which the following proposals were approved:

                  PROPOSAL 1

             To vote for or against the election of the Board of Directors:

                                                                                    SHARES
                                                                     SHARES        WITHHOLD
                                                                   VOTED FOR      AUTHORITY
                                                                   ----------  ----------------
Richard Q. Armstrong.............................................   5,249,349        246,892
E. Garrett Bewkes, Jr. ..........................................   5,254,074        242,167
Richard R. Burt..................................................   5,251,723        244,518
Mary C. Farrell..................................................   5,251,707        244,534
George W. Gowen..................................................   5,247,939        248,302
Frederic V. Malek................................................   5,240,340        255,901
Carl W. Schafer..................................................   5,250,879        245,362
John R. Torrell III..............................................   5,243,236        253,005

                 PROPOSAL 2
              AUCTION PREFERRED SHARES:

             To vote for or against the election of its Board of Directors:

                                                                       SHARES             SHARES
                                                                      VOTED FOR     WITHHOLD AUTHORITY
                                                                     -----------  -----------------------
Margo N. Alexander.................................................       1,133                  0
Meyer Feldberg.....................................................       1,133                  0

             (BROKER NON-VOTES AND ABSTENTIONS ARE INCLUDED WITHIN THE "SHARES WITHHOLD AUTHORITY" AND "SHARES ABSTAIN" TOTALS.)

                                     INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

                  PROPOSAL 3

             To vote for or against the following changes to the Fund's fundamental investment restrictions and policies:

                                                                                SHARES
                                                                     SHARES      VOTED     SHARES
                                                                    VOTED FOR   AGAINST    ABSTAIN
                                                                    ---------  ---------  ---------
Modification of fundamental restriction on portfolio
  diversification:................................................  4,632,020    163,316    200,905
Modification of fundamental restriction on concentration:.........  4,626,823    164,008    205,407
Modification of fundamental restriction on senior securities and
  borrowing:......................................................  4,610,630    157,752    227,860
Modification of fundamental restriction on making loans:..........  4,600,746    196,505    198,990
Modification of fundamental restriction on underwriting
  securities:.....................................................  4,620,216    169,867    206,158
Modification of fundamental restriction on real estate
  investments:....................................................  4,626,862    150,567    218,812
Modification of fundamental restriction on investing in
  commodities:....................................................  4,597,135    185,784    213,322
Elimination of fundamental restriction on margin transactions:....  4,580,577    212,896    202,768
Elimination of fundamental restriction on short sales:............  4,581,495    197,652    217,095
Elimination of fundamental restriction on investments in oil, gas
  and mineral leases and programs:................................  4,631,334    171,924    192,984

                  DISTRIBUTION POLICY

             The Fund's Board of Directors has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common stockholders elect to receive cash. Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The Fund will not issue any new shares of common stock in connection with the Plan.

    DIRECTORS

  E. Garrett Bewkes, Jr., CHAIRMAN
  Margo N. Alexander
  Richard Q. Armstrong
  Richard R. Burt
  Mary C. Farrell
  Meyer Feldberg
  George W. Gowen
  Frederic V. Malek
  Carl W. Schafer
  John R. Torell III

    PRINCIPAL OFFICERS

  Margo N. Alexander
  PRESIDENT
  Julian F. Sluyters
  VICE PRESIDENT AND TREASURER
  Dianne E. O'Donnell
  VICE PRESIDENT AND SECRETARY
  Victoria E. Schonfeld
  VICE PRESIDENT
  Elbridge T. Gerry III
  VICE PRESIDENT
  Cynthia Bow
  VICE PRESIDENT

    INVESTMENT ADVISER AND ADMINISTRATOR

  Mitchell Hutchins Asset Management Inc.
  1285 Avenue of the Americas
  New York, New York 10019

  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

  This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

                                     [LOGO]

                       -C-1996 PaineWebber Incorporated
                                  Member SIPC

         -----------------------------------------------

            I N V E S T M E N T
            G R A D E
            M U N I C I P A L
            I N C O M E
            F U N D  I N C.

         SEPTEMBER 30, 1996
         ANNUAL REPORT